Exhibit 99.1

UTSTARCOM PROVIDES SELECT PRELIMINARY BALANCE SHEET LIQUIDITY
INFORMATION AS OF JUNE 30, 2007

THE COMPANY ALSO ANNOUNCES THE PRELIMINARY RESULTS OF ITS
REVIEW OF HISTORICAL EQUITY GRANT AWARD PRACTICES

THE COMPANY ANNOUNCES AN INDEPENDENT REVIEW OF HISTORICAL
CHINA SALES CONTRACTS

Alameda, California, July 24, 2007 — UTStarcom, Inc. (Nasdaq: UTSI) today announced select preliminary balance sheet liquidity information as of June 30, 2007.  In addition, the Company announced the preliminary results of its review of historical equity grant award practices and a separate independent review of historical sales contracts in China.

Select Balance Sheet Liquidity Information

The Company is not providing detailed financial results for the fiscal quarter ended September 30, 2006, the fiscal year ended December 31, 2006, the fiscal quarter ended March 30, 2007 or the fiscal quarter ended June 30, 2007.  The preliminary financial metrics presented below do not reflect possible adjustments that may be made to the Company’s financial statements as part of the financial close for the quarter ended June 30, and should be considered preliminary until such time as the Company files its quarterly and annual reports on Forms 10-Q and 10-K.

-                    As of June 30, 2007, the Company’s cash and short-term investments totaled approximately $528 million, of which approximately $416 million was held in China.  This compares with approximately $658 million, of which approximately $504 million was held in China at June 30, 2006.

-                    As of June 30, 2007, the Company’s short- and long-term debt totaled approximately $380 million, of which approximately $275 million was related to the Company’s subordinated convertible notes due March 2008, and approximately $105 million was related to other short-term debt.  This compares to short- and long-term debt of approximately $398 million at June 30, 2006, of which

UTStarcom Inc.

1275 Harbor Bay Parkway

Alameda, CA  94502

approximately $275 million was related to the Company’s subordinated convertible notes and approximately $123 million was related to short-term debt.

“In lieu of our full financial statements at this time, we wanted to provide transparency to the financial community as to the continued adequacy of our cash position,” stated Fran Barton, chief financial officer of UTStarcom, Inc.

“Operationally, while we continue to see declines in the PAS business in China, we are pleased with the continuing development of key markets such as IPTV.  In addition, we are maintaining our handset market share in the PCD division,” Barton continued.  “We look forward to providing a full update and introducing you to our new Chief Operating Officer, Peter Blackmore, when we file our financial statements.”

Preliminary Results of Equity Award Grant Practices Review

The Company also announced today the preliminary results of its review of historical equity award practices.

As previously communicated on February 1, 2007, the independent review by the Nominating and Corporate Governance Committee of the Company’s Board of Directors (the “Governance Committee”) found that in certain instances all actions that establish a measurement date under the requirements of Accounting Principles Board No. 25, Accounting for Stock Issued to Employees, had not occurred at the grant date, which had been used as the measurement date in accounting for Company stock option grants. A later date, when all such actions had taken place, should have been used as the measurement date for these stock options. The Audit Committee of the Company’s Board of Directors (the “Audit Committee”) then determined, in consultation with and on the recommendation of the Company’s management, the effect of using incorrect measurement dates would require the Company to record material additional stock-based compensation charges in its previously issued financial statements.

The Company therefore announced its previously issued financial statements for the years 2000 through 2006, including interim periods within these fiscal years, should no longer be relied upon.

The Company has now determined that the amount of the non-cash restatement will be approximately $28 million over the years 2000 through 2006.

UTStarcom Inc.

1275 Harbor Bay Parkway

Alameda, CA  94502

China Sales Contract Review

Separately today, the Company also announced an independent review of historical sales contracts with some of its customers in China.  This review is being conducted by the Audit Committee of the Company’s Board of Directors with the assistance of independent legal counsel and forensic accountants.  Although this review is ongoing and the Company does not yet know the outcome of the review, the Company cannot rule out the possibility that the outcome could impact revenue recognized for certain of such contracts as recorded in its previously issued financial statements.

The completion of this review could result in the additional delay in our ability to file our currently delinquent and upcoming periodic reports with the Securities and Exchange Commission.

About UTStarcom, Inc.

UTStarcom is a global leader in IP-based, end-to-end networking solutions and international service and support. UTStarcom sells its broadband, wireless, and handset solutions to operators in both emerging and established telecommunications markets around the world. UTStarcom enables its customers to rapidly deploy revenue-generating access services using their existing infrastructure, while providing a migration path to cost-efficient, end-to-end IP networks. Founded in 1991 and headquartered in Alameda, California, UTStarcom has research and design operations in the United States, Canada, China, Korea and India. UTStarcom is a FORTUNE 1000 company.

For more information about UTStarcom, please visit the UTStarcom Web site at www.utstar.com.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

The statements contained in this press release that are not purely historical are forward-looking statements within the meaning of Section 21E of the Securities and Exchange Act of 1934, as amended, including statements regarding UTStarcom’s expectations, beliefs, intentions or strategies regarding the future and including, without limitation, preliminary cash and short-term investments at June 30, 2007 and preliminary short- and long-term debt at June 30, 2007, the continued adequacy of

UTStarcom Inc.

1275 Harbor Bay Parkway

Alameda, CA  94502

UTStarcom’s cash position, the timing of UTStarcom’s filing of its full financial statements, the amount of the restatement associated with the equity grant award practices review, declines in the PAS business in China, the continuing development of markets such as IPTV and UTStarcom’s maintenance of its market share in the PCD division.

All forward-looking statements included in this document are based upon information available to UTStarcom as of the date hereof, and UTStarcom assumes no obligation to update any such forward-looking statements. Forward-looking statements involve risks and uncertainties, which could cause actual results to differ materially from those projected.  The preliminary financial metrics presented above in this release do not reflect possible accounting entries and adjustments that may be made to the Company’s financial statements as part of the close of the books for the quarter ended June 30, 2007 and any adjustments that may be needed as a result of any ongoing independent reviews.  Other risks that may impact the Company’s performance include, but are not limited to, general adverse economic conditions, trends and uncertainties, fluctuations in product sales and changes in demand for and acceptance of the Company’s products, the changing and competitive nature of global telecommunications markets, economic, political, regulatory and legal risks associated with UTStarcom’s multinational operations, the termination of significant contracts, and the evolution of product and applications standards. These risks and other risks relating to UTStarcom’s business are set forth in the documents filed by UTStarcom with the Securities and Exchange Commission, specifically its most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, and amendments thereto.

Company Contact

Chesha Kamieniecki

Director of Investor Relations

UTStarcom, Inc.

510.749.1560

ckamieniecki@utstar.com

UTStarcom Inc.

1275 Harbor Bay Parkway

Alameda, CA  94502